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                                                             EXHIBIT 10.11 H
SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER: LASERSCOPE
ADDRESS:  3052 ORCHARD DRIVE
          SAN JOSE, CALIFORNIA  95134

DATE:     SEPTEMBER 25, 2000

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated October 1, 1999 (as otherwise amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

        1. CREDIT LIMIT. Section 1 of the Schedule is hereby amended in its entirety to read as follows:


        "1. CREDIT LIMIT
            (Section 1.1):       An amount not to exceed the lesser of a
                                 total of $6,000,000 at any one time outstanding
                                 (the "Maximum Credit Limit"), or the sum or (a) and (b) below:

                                        (a) Receivable Loans. Loans (the
                                        "Receivable Loans") in an amount up to
                                        80% of the amount of Borrower's Eligible
                                        Receivables (as defined in Section 8
                                        above), plus

                                        (b) Inventory Loans. Loans (the
                                        "Inventory Loans") in an amount up the
                                        lesser of:

                                            (1) 25% of the value of Borrower's
                                            Eligible Inventory (as defined in
                                            Section 8 above), calculated at the
                                            lower of cost or market value and
                                            determined on a first-in, first-out
                                            basis, or

                                            (2) $500,000.

                                 Silicon shall have the right, at all times, to reserve from Loans otherwise available to Borrower the sum of $10,000 in respect of cash management services provided by Silicon to Borrower. Without limiting the definition of "Eligible Receivables", receivables owing to Borrower's subsidiaries shall not constitute Eligible Receivables.


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        LETTER OF CREDIT
        SUBLIMIT

         (Section 1.5):          $1,200,000"

        2. INTEREST RATE. Section 2 of the Schedule is hereby amended in its entirety to read as follows:

        "2.  INTEREST.

                INTEREST RATE
                (Section 1.2):   A rate equal to the "Prime Rate" in
                                 effect from time to time, plus 2.25% per annum.
                                 Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.
                                 The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

            MINIMUM MONTHLY
            INTEREST
            (Section 1.2):       None."

        3. MATURITY DATE. Section 4 of the Schedule is hereby amended in its entirety to read as follows:

        "4.  MATURITY DATE

                  (Section 6.1):    September 30, 2001."

        4. TANGIBLE NET WORTH COVENANT. Section 5 of the Schedule is hereby amended in its entirety to read as follows:

        "5.  FINANCIAL
             COVENANTS
             (Section 5.1):      Borrower shall comply with each of the
                                 following covenant(s). Compliance shall be determined as of the end of each month:

        MINIMUM TANGIBLE
        NET WORTH:               Borrower shall maintain a Tangible Net Worth of
                                 not less than $10,000,000.

        DEFINITIONS.             For purposes of the foregoing financial
                                 covenants, the following term shall have the following meaning: "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                                    (A)  there shall be excluded from assets:
                                         (i) notes, accounts receivable and
                                         other obligations owing to the Borrower
                                         from its officers or other Affiliates,
                                         and (ii) all assets which would be
                                         classified as intangible assets under
                                         generally accepted accounting
                                         principles, including without
                                         limitation goodwill, licenses, patents,
                                         trademarks, trade names, copyrights,
                                         capitalized software and organizational
                                         costs, licenses and franchises.

                                    (B)  there shall be excluded from
                                         liabilities: all indebtedness which is
                                         subordinated to the Obligations under a
                                         subordination agreement in form
                                         specified by Silicon or by language in
                                         the instrument evidencing the
                                         indebtedness which is acceptable to
                                         Silicon in its discretion."

        5. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $30,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.


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        6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

  BORROWER:                                       SILICON:

  LASERSCOPE                                      SILICON VALLEY BANK

  BY /s/ D. LALUMANDIERE                           BY /s/ MILAD HANNA
    -----------------------------------           ------------------
       VICE PRESIDENT, FINANCE AND CFO            TITLE VICE PRESIDENT

  BY
    ----------------------------------
        SECRETARY OR ASS'T SECRETARY


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                                     CONSENT

        The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guarantee of the undersigned, all of which are hereby ratified and affirmed.

                                                LASERSCOPE (UK) LIMITED

                                                BY /s/ D. LALUMANDIERE
                                                  ------------------------------
                                                 VICE PRESIDENT, FINANCE AND CFO